UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 13, 2011

______________________

STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan	1-13873	38-0819050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE Grand Rapids, Michigan	49508
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (616) 247-2710

None
(Former name or former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2011 Annual Meeting of Shareholders of Steelcase Inc. (the “Company”) held on July 13, 2011, the Company’s shareholders approved amendments to the Company’s Second Restated Articles of Incorporation as described in the Company’s Proxy Statement dated May 31, 2011 relating to the annual meeting.  These amendments provide for (1) declassification of the Company’s Board of Directors, phased in over the next three years, (2) implementation of majority voting for uncontested director elections and (3) implementation of majority voting for amendments to Article VII of the Second Restated Articles of Incorporation.  Such amendments were effective upon filing with the Michigan Department of Licensing and Regulatory Affairs Bureau of Commercial Services on July 13, 2011.  This summary of the amendments is qualified in its entirety by reference to the Second Restated Articles of Incorporation of Steelcase Inc., as amended, which is filed as Exhibit 3.1 attached hereto and incorporated by reference herein.

Effective upon the approval of the Company’s shareholders on July 13, 2011 of the amendments to the Company’s Second Restated Articles of Incorporation described above, the Company’s Board of Directors approved an amendment to the Company’s Amended By-Laws.  The By-Laws amendment consisted of changes to Section 2.06 of the By-Laws in connection with the implementation of majority voting for directors in uncontested elections and to provide a process for any incumbent director who fails to receive an affirmative majority vote in an uncontested election to resign and for the Board of Directors to consider such resignation.  This summary of the amendment is qualified in its entirety by reference to the Amended By-Laws of Steelcase Inc., as amended, which are filed as Exhibit 3.2 attached hereto and incorporated by reference herein.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Company held its annual meeting of shareholders on July 13, 2011.  At that meeting, shareholders voted on six proposals presented in the Company’s Proxy Statement dated May 31, 2011 relating to the annual meeting.  The results of the votes are as follows.

•	Proposal 1: Election of two directors nominated to a three-year term on the Board of Directors

Nominee	For	Withheld
Peter M. Wege II	484,226,929	5,366,141
Kate Pew Wolters	487,028,011	2,565,059

There were no votes cast against or abstentions with respect to any nominee named above.  Other directors continuing in office are:  William P. Crawford, Connie K. Duckworth, James P. Hackett, David W. Joos, Elizabeth Valk Long, Robert C. Pew III, Cathy D. Ross and P. Craig Welch, Jr.

•	Proposal 2: Amendment of the Articles of Incorporation to declassify the Board of Directors

For	Against	Abstentions
483,691,146	2,654,739	8,753,024

•	Proposal 3: Amendment of the Articles of Incorporation to implement majority voting for uncontested director elections

For	Against	Abstentions
494,714,725	300,357	83,827

•	Proposal 4: Amendment of the Articles of Incorporation to implement majority voting for amendments to Article VII of the Articles

For	Against	Abstentions
468,643,066	26,359,137	96,706

•	Proposal 5: Advisory vote on executive compensation

For	Against	Abstentions	Broker Non-Votes
477,171,328	3,550,809	8,870,933	5,505,839

•	Proposal 6: Advisory vote on the frequency of an advisory vote on executive compensation

1 Year	2 Years	3 Years	Abstentions
358,880,161	48,067,565	54,162,028	28,483,316

Consistent with a majority of the votes cast with respect to Proposal 6 and with the recommendation of the Company’s Board of Directors, the Company will include a shareholder advisory vote on the compensation of its named executive officers in its proxy materials annually until the next required vote on the frequency of shareholder advisory votes on the compensation of its named executive officers.

ITEM 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description

3.1	Second Restated Articles of Incorporation of Steelcase Inc., as amended

3.2	Amended By-Laws of Steelcase Inc., as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steelcase Inc.

Date: July 15, 2011

/S/ MARK T. MOSSING .

Mark T. Mossing
Corporate Controller and Chief Accounting Officer
(Duly Authorized Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

3.1	Second Restated Articles of Incorporation of Steelcase Inc., as amended

3.2	Amended By-Laws of Steelcase Inc., as amended